SCHEDULE 14A INFORMATION

                           Proxy Statement Pursuant to
                              Section 14(a) of the
                           Securities Exchange Act of
                              1934 (Amendment No. )

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        Global Seafood Technologies, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1. Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------
         2.       Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ---------------------------------------------------------------------
         4.       Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------

         Check box if any part of the fee is offset as provided by Exchange Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:

         ---------------------------------------------------------------------
         2.       Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------
         3.       Filing Party:

         ---------------------------------------------------------------------
         4.       Date Filed:

         ---------------------------------------------------------------------

                        GLOBAL SEAFOOD TECHNOLOGIES, INC.
                               555 Bayview Avenue
                            Biloxi, Mississippi 39530

--------------------------------------------------------------------------------
                            NOTICE OF ANNUAL MEETING
--------------------------------------------------------------------------------

                                                                   June 30, 2003

         NOTICE IS HEREBY given that the Annual Meeting of the stockholders of Global Seafood Technologies, Inc. (the "Company") will be held at 555 Bayview Avenue, Biloxi, Mississippi 39530 on Friday, July 25, 2003 at 1:00 P.M. for the following purposes:

         1.       To elect a Board of Directors.

         2. To ratify the selection of the Company's independent certified public accountants for the current fiscal year.

         3. To transact such other business as may properly come before the meeting.

         Only stockholders of record as of the close of business on June 11, 2003 will be entitled to notice of and to vote at the annual meeting. A list of the stockholders as of the record date will be available for inspection by stockholders at the Company's corporate offices for a period of ten days prior to the Annual Meeting.

         Your attention is directed to the attached Proxy Statement.

         Please sign, date and mail the enclosed proxy promptly in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

         THE COMPANY URGES THAT AS MANY STOCKHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT AND THEN FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE PRESENT IN PERSON AT THE MEETING, YOU MAY VOTE IN PERSON REGARDLESS OF HAVING SENT IN YOUR PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING AND YOUR PROMPTNESS WILL ASSIST US IN PREPARATIONS FOR THE MEETING.

                                              By Order of the Board of Directors

                                                 Clayton F. Gutierrez, Secretary

                        GLOBAL SEAFOOD TECHNOLOGIES, INC.
                               555 Bayview Avenue
                            Biloxi, Mississippi 39530

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                                                                   June 30, 2003

         This proxy statement sets forth certain information with respect to the accompanying proxy to be used at the 2003 Annual Meeting of stockholders (the "Meeting") of Global Seafood Technologies, Inc. (the "Company") or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The proxy statement and enclosed form of proxy are first being mailed to stockholders on or before July 7, 2003. The Board of Directors of the Company solicits this proxy and urges you to sign the proxy, fill in the date and return same immediately.

         Shares of the Company's common stock, $.001 par value (the "Common Stock"), represented by valid proxies in the enclosed form, executed and received in time for the meeting, will be voted as directed, or if no direction is indicated, will be voted for the election as directors of the nominees described herein. Proxies are being solicited by mail, and, in addition, officers and regular employees of the Company may solicit proxies by telephone or personal interview. As is customary, the expense of solicitation will be borne by the Company. The Company will also reimburse brokers for the expenses of forwarding proxy solicitation material to beneficial owners of shares held of record by such brokers. Your prompt cooperation is necessary in order to insure a quorum and to avoid expense and delay.

         PROXIES ARE REVOCABLE AT ANY TIME PRIOR TO BEING VOTED EITHER BY WRITTEN NOTICE DELIVERED TO THE SECRETARY OF THE COMPANY OR BY VOTING AT THE MEETING IN PERSON.

         The mailing address of the principal executive offices of the Company is 555 Bayview Avenue, Biloxi, MS 39530. The annual report of the Company for the fiscal year ended March 31, 2003 ("Fiscal 2003") including consolidated financial statements, supplementary financial information and management's discussion and analysis of financial condition and results of operations, accompanies this proxy statement.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Company's bylaws provide that the Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by the Board of Directors. Directors need not be stockholders. Five directors were elected at the last annual meeting of stockholders on July 26, 2002.

         Proxies are solicited in favor of the five nominees named below, all of whom are now serving as directors. In the event one or more of the nominees is unable to serve as a director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board of Directors. The Company is unaware of any information that would indicate that any of the nominees will be unable to serve and is not presently considering any additional persons to serve on the Board.

Name                       Age      Position                     Director Since
----                       ---      --------                     --------------

Brent C. Gutierrez         41       Director, Chief Executive          1995
                                    Officer, President

Clayton F. Gutierrez       38       Director, Senior Vice              1995
                                    President, Secretary

Anita Gutierrez            62       Director, Treasurer                1995

Frank Gutierrez            68       Director                           1995

Lance McNeill              47       Director                           2001


         Directors are elected to serve until the next Annual Meeting of shareholders and until their successors have been elected and qualified. The Company's officers are appointed by the Board of Directors and hold office at the will of the Board.

         Mr. Brent C. Gutierrez is a founder of the Company and has served as its Chairman of the Board of Directors, Chief Executive Officer and President since its activation in February 1988 as Custom Pack, Inc. Prior to his involvement with the Company he was attending Mississippi State University, where he graduated in 1984.

         Mr. Clayton F. Gutierrez is also a founder of the Company and has served as its Senior Vice President since its activation in February 1988 as Custom Pack, Inc. and as its Secretary. Prior to his involvement with the Company he was attending the University of Southern Mississippi, where he graduated in 1986.

         Mrs. Anita Gutierrez is a founding Director of the Company. Prior to her involvement she served as Controller of Biloxi Freezing Company.

         Mr. Frank Gutierrez is a founding Director of the Company. Prior to his involvement he was an owner and manager of Biloxi Freezing Company.

         Mr. Lance McNeill was elected to the Board of Directors of the Company on February 1. 2001. He is President and CEO of Viasys Corporation, engaged in transportation construction and utilities service, and was previously President and Chief Executive Officer of Outback Sports(TM), a hospitality and entertainment division of Outback Steakhouse.



                                 PROPOSAL NO. 2
                           TO RATIFY THE SELECTION OF
                        LAPORTE, SEHRT, ROMIG & HAND APAC
                   AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has recommended that Laporte, Sehrt, Romig & Hand APAC be retained as the Company's independent certified public accountants for the fiscal year ending March 31, 2004. Although this recommendation is not required to be submitted to a vote of stockholders, the Board of Directors believes it appropriate as a matter of policy that this recommendation be submitted for ratification at the Company's annual meeting. In the event the stockholders do not ratify the retention of Laporte, Sehrt, Romig & Hand APAC, the selection of other independent auditors will be considered by the Board of Directors. See "Relationship with Independent Certified Public Accountants".

Stockholder Vote Required

         The affirmative vote of the holders of a majority of the shares present in person and by proxy and voting at the Meeting is required for ratification of the selection of independent certified public accountants.

         The Board of Directors recommends a vote FOR ratification of the selection of Laporte, Sehrt, Romig & Hand APAC.

                        VOTING SECURITIES AND RECORD DATE

         Holders of Common Stock of the Company of record at the close of business on June 11, 2003 are entitled to notice and to vote at the Annual Meeting. At the close of business on June 11, 2003 the Company had 16,368,418 shares of Common Stock outstanding, for which each holder is entitled to one vote.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of June 11, 2003, the number and percentage of shares of Common Stock of the Company, owned of record and beneficially, by each person known by the Company to own 5% or more of such stock, each director of the Company, and by all executive officers and directors of the Company, as a group:

                              Amount and Nature of
                              Beneficial Ownership
                              --------------------

Name of                         Currently         Acquirable        Percentage
Beneficial Owner                  Owned         Within 60 Days       Of Class
----------------                ---------       --------------      ----------

Brent C. Gutierrez              2,686,917         750,000 (1)         20.08%

Clayton F. Gutierrez            2,550,677         750,000 (1)         19.28%

Frank and Anita Gutierrez       2,544,676 (2)     250,000 (3)         16.82%
JTWROS

Lance McNeill                      45,000         500,000 (4)          3.23%

All officers and directors
As a group (5 persons)          7,827,270       2,250,000 (1,3,4)     55.13%

William Schofield               1,464,005       2,000,000 (5)         18.86%

(1) Includes 750,000 shares that may be obtained upon the exercise of warrants and stock options in the like amount.

(2) Includes 1,000,000 shares owned by Frank Gutierrez, 544,676 shares owned jointly by Frank Gutierrez and Anita Gutierrez, 1,000,000 shares owned by Anita Gutierrez.

(3) Includes 250,000 shares that may be obtained by Anita Gutierrez upon the exercise of stock options owned by her in the like amount.

(4) Includes 500,000 shares that may be obtained upon the conversion of warrants in the like amount.

(5) Includes 2,000,000 shares that may be obtained by William Schofield upon the conversion of warrants in the like amount.

         As ownership of shares of the Company's common stock by each of the Company's directors and executive officers is included within the foregoing table, and as the Company currently employs no additional executive officers, no separate table has been provided to identify Company stock ownership by management personnel.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2003 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

                    INFORMATION CONCERNING BOARD OF DIRECTORS
                                 AND COMMITTEES

General

         During Fiscal 2003, the Company paid no director's fees. All directors are reimbursed for travel and other expenses relating to attendance at board meetings. Directors who are officers of the Company receive no additional compensation for service on the Board. During Fiscal 2003 the business of the Board of Directors was conducted, as needed, by direct discussion and unanimous resolution.

         The Board of Directors has an Audit Committee and has approved a Charter of the Audit Committee of the Board of Directors. The Audit Committee presently consists of two members: Lance McNeill and Brent Gutierrez. Lance McNeill serves as Chairman of the Audit Committee. The primary duties and responsibilities of the Audit Committee are to:

         (A) Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems.

         (B) Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

         (C) Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain summary information regarding the compensation of the Company's executive officers whose total salary and bonus for the year ended December 31, 2002 exceeded $100,000. The Company's Board of Directors set the referenced periodic compensation.

                                               SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------
                                   Annual                                            Long Term Compensation
                                Compensation                     Awards                   Payouts
              --------------------------------------------------------------------------------------------------
                                                   Other       Restricted                           All Other
                                                   Compen-     Stock       Options/                 Compen-
Name             Year       Salary       Bonus     sation      Awards      SAR's          Payouts   sation
----------------------------------------------------------------------------------------------------------------
Brent            2002        $156,000      $0          $0          $0           0           $0          $0
Gutierrez        2001        $156,000      $0          $0          $0        250,000        $0          $0
                 2000        $156,000      $0          $0          $0           0           $0          $0

Clayton          2002        $156,000      $0          $0          $0           0           $0          $0
Gutierrez        2001        $156,000      $0          $0          $0        250,000        $0          $0
                 2000        $156,000      $0          $0          $0           0           $0          $0

Anita            2002        $156,000      $0          $0          $0           0           $0          $0
Gutierrez        2001        $156,000      $0          $0          $0        250,000        $0          $0
                 2000        $156,000      $0          $0          $0           0           $0          $0
----------------------------------------------------------------------------------------------------------------

         The Company has executed Termination Benefits Agreements with Brent Gutierrez, President and Chief Executive Officer, Clayton Gutierrez, Secretary, and Anita Gutierrez, Treasurer, to assure their continued service on an objective and impartial basis without distraction or conflict of interest in the event of a change of control of the Company. The terms of the Termination Benefits Agreements would compensate the executive officer in an amount equal to 299% of the average annual compensation received over the previous five-year period prior to any termination as defined under the agreement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Except as set forth below, there have neither occurred within the last three years, nor are there any pending or proposed, direct or indirect material transactions between us and any of our directors, executive officers or controlling shareholders outside the ordinary course of our business at the same prices as with unaffiliated companies.

         On May 2, 2001 William F. Schofield, a former director and principal shareholder of the Company, exercised his conversion rights applicable to 200,000 shares of Series A preferred stock owned by him, and we issued 1,464,005 additional common shares in exchange for all of the outstanding preferred shares. Mr. Schofield was a member of the Board of Directors at that time.

         On January 12, 2001 the Company granted warrants to purchase 500,000 shares of common stock to Lance McNeill in consideration for current and future services as a consultant to the Company. On February 1, 2001, Mr. McNeill was elected to become a member of our Board of Directors.

         On June 19, 2003 the Company granted stock options to purchase 200,000 shares of common stock to Lance McNeill as a Director under the Company's 2000 Equity Incentive Plan.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors of Global Seafood Technologies, Inc. annually considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Audit Committee and the Board of Directors the Company engaged LaPorte, Sehrt, Romig & Hand, APAC to serve as its independent public accountants for the fiscal year ended March 31, 2003 ("Fiscal 2003"). The Company's Board of Directors has recommended their appointment for the fiscal year ending March 31, 2004.

         The aggregate fees billed by Laporte, Sehrt, Romig & Hand, APAC for professional services rendered for the audit of the Company's annual financial statements for Fiscal 2003, and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for Fiscal 2003, were approximately $45,500 and $6,000 for other professional services, such as consultations related to tax planning and compliance, improving business and operational processes and regulatory matters. Audit and review fees billed by Laporte, Sehrt, Romig & Hand, APAC for Fiscal 2002 were approximately $35,400 and $10,177 for other professional services.

         The Audit Committee also approved a resolution restricting the utilization of Laporte, Sehrt, Romig & Hand, APAC for certain non-audit matters other than tax and merger and acquisition related services. The Audit Committee also adopted a policy prohibiting the Company from hiring Laporte, Sehrt, Romig & Hand, APAC personnel at the management or partner level who have been directly involved in performing auditing procedures or providing accounting advice to the Company.

         A representative of the firm of Laporte, Sehrt, Romig & Hand APAC is expected to be present at the meeting and will be available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board reviews the financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Committee reviews and oversees these processes, including oversight of (i) the integrity of the Company's financial statements,
(ii) the Company's independent auditors' qualifications and independence, (iii) the performance of the Company's independent auditors and the Company's internal audit function and (iv) the Company's compliance with legal and regulatory requirements.

         In this context, the Committee met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380) , as amended.

         In addition, the Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2003, for filing with the Securities and Exchange Commission.

Lance McNeill                                           Brent Gutierrez
Audit Committee Chairman                                Audit Committee Member
June 19, 2003

                                  ANNUAL REPORT

         The Company's Form 10-KSB annual report for the year ended March 31, 2003 is available through the Company's website at www.globalsea.com.

         A COPY OF THE COMPANY'S FORM 10-KSB ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO:

                 Global Seafood Technologies, Inc.
                 555 Bayview Avenue
                 Biloxi, MS 39530
                 Attn: Investor Relations

                              STOCKHOLDER PROPOSALS

         Stockholders that intend to present proposals at the next annual meeting to be held in 2004 must submit their proposals to the Secretary of the Company by March 9, 2004 in order to have them included in the proxy for that meeting.


                                 OTHER BUSINESS

         So far as is known to management at the date of this proxy statement, there is no matter other that those described above to be acted on at the meeting. However, it is intended that if other matters come up for action at the meeting or any adjournments thereof, the persons named in the enclosed form of proxy shall, in accordance with the terms of the proxy, have authority in their discretion to vote shares represented by proxies received by them, in regard to such other matters, as seems to said persons in the best interests of the Company and its stockholders.

                                            GLOBAL SEAFOOD TECHNOLOGIES, INC.
                                            Clayton F. Gutierrez
                                            Secretary

                                      PROXY
                        GLOBAL SEAFOOD TECHNOLOGIES, INC.
                               555 Bayview Avenue
                                Biloxi, MS 39530

           This Proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Brent Gutierrez and Clayton F. Gutierrez as proxies, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated on the reverse side, all of the shares of common stock of Global Seafood Technologies, Inc. held of record by the undersigned on June 11, 2003, at the annual meeting of stockholders to be held on July 25, 2003 or any adjournment thereof.


1. ELECTION OF DIRECTORS

Nominees:      Brent Gutierrez, Clayton F. Gutierrez, Frank C. Gutierrez,
               Anita Gutierrez, and Lance McNeill

                  [ ] FOR all nominees         [ ] WITHHELD from all nominees

FOR, except vote withheld from the following nominee(s):________________________


2. To ratify the selection of Laporte, Sehrt, Romig & Hand APAC to serve as the Company's independent certified public accountants.

                  For [ ]         Against [ ]    Abstain [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                           (Please See Reverse Side)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR Proposals 1 and 2.


                                    ______________________       ______________
                                    Signature                    Date


                                    ______________________       ______________
                                    Signature                    Date



                                    Please sign exactly as name appears hereon.
                                    When shares are by joint tenants, both
                                    should sign. When signing as attorney,
                                    executor, trustee, administrator or
                                    guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.